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                                                           Exhibit 23.0




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report incorporated by reference in this Form 10-K for the year ended December 31, 1999, into the Company's previously filed Registration Statements, File Numbers 33-91088,
333-24921 and 333-83397.



ARTHUR ANDERSEN LLP


St. Louis, Missouri
March 27, 2000